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       As filed with the Securities and Exchange Commission on November 7, 1997.
                                                     Commission File No. 1-12696
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-A/A


                               Amendment No. 1
                                      to
                                   Form 8-A
                      originally filed January 14, 1994


              For Registration of Certain Classes of Securities
                  Pursuant to Section 12(b) or 12(g) of the
                       Securities Exchange Act of 1934



                                PLANTRONICS, INC.
                     (formerly named PI Parent Corporation)
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             (Exact Name of Registrant as specified in its Charter)



                Delaware                                 77-0207692
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)



                        337 Encinal Street, P.O. Box 1802
                        Santa Cruz, California 95601-1802
            --------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (408) 426-6060
        Securities to be registered pursuant to Section 12(b) of the Act:
                          Common Stock, $.01 par value
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                                (Title of Class)


         Name of each exchange on which each class is to be registered:
                             New York Stock Exchange
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        Securities to be registered pursuant to Section 12(g) of the Act:
                                      None
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                                (Title of Class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Incorporated by reference to the "Capitalization" section and the "Description of Capital Stock" section of the Final Prospectus dated January 19, 1994, as filed with the Securities and Exchange Commission (the "Commission") and contained in Registrant's Registration Statement on Form S-1 (Registration No. 33-70744).

ITEM 2. EXHIBITS

         Pursuant to Instruction II to Form 8-A, the following exhibits have been filed with the New York Stock Exchange (the "Exchange"):

                  3 Registration Statement No. 33-70744 on Form S-1, filed with the Commission on October 22, 1993, as amended to date.

                  6.1 Second Restated Certificate of Incorporation of the Registrant. (See Supporting Documentation to the Original Listing Application filed with the Exchange.)

                  6.3 Bylaws of the Registrant which became effective upon completion of the Registrant's initial public offering. (See Supporting Documentation to Original Listing Application filed with the Exchange.)

                  6.4 Certificate of Amendment of Restated Certificate of Incorporation of Plantronics, Inc.

                  7.1      Specimen certificate for Registrant's Common Stock.

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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to its Registration Statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  November 7, 1997                    PLANTRONICS, INC.


                                           By:  /s/ Barbara V. Scherer
                                                --------------------------------
                                                    Barbara V. Scherer,
                                                    Vice President - Finance and
                                                    Administration and Chief
                                                    Financial Officer

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